The RBB Fund, Inc. (the “Company”)

Altair Smaller Companies Fund (the “Fund”)

Supplement dated October 29, 2015

to the Fund’s Prospectus dated December 31, 2014

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUND’S PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective immediately, Donald J. Sorota serves as a portfolio manager for the Fund, and Michael J. Murray and Daniel L. Tzonev no longer serve as portfolio managers for the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s Prospectus.

(i)             The information under the section entitled “Summary Section — Management of the Fund — Portfolio Managers — Altair Advisers LLC” on page 5 of the Fund’s Prospectus is deleted and replaced with the following:

Portfolio Managers

	Title	Portfolio Manager of Fund since:
Altair Advisers LLC
Steven B. Weinstein	President, Chief Investment Officer	October 20, 2014
Jason M. Laurie	Managing Director	October 20, 2014
Bryan R. Malis	Managing Director	October 20, 2014
Donald J. Sorota	Managing Director	October 23, 2015
Aaron D. Dirlam	Director of Research	October 20, 2014

(ii)          In addition, the information under the section entitled “Management of The Fund — Investment Adviser” on pages 10 and 11 of the Fund’s Prospectus is amended to delete all references to Michael J. Murray and Daniel L. Tzonev. The following is added to the section:

Donald J. Sorota, Managing Director. Mr. Sorota is a founding partner of the Adviser. His role includes client services business development. He served as the Adviser’s Finance Director for the Adviser’s first three years due to his tax expertise as a CPA. He is also a member of the Adviser’s Investment Committee. Mr. Sorota is a Certified Financial PlannerTM and a Certified Public Accountant. Mr. Sorota holds a B.S. in accounting from DePaul University.

Please retain this Supplement for future reference.

The RBB Fund, Inc. (the “Company”)

Altair Smaller Companies Fund (the “Fund”)

Supplement dated October 29, 2015

to the Fund’s Statement of Additional Information (“SAI”) dated December 31, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUND’S SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Effective immediately, Donald J. Sorota serves as a portfolio manager for the Fund, and Michael J. Murray and Daniel L. Tzonev no longer serve as portfolio managers for the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s SAI.

(i)            The information in the table on page S-59 of the SAI under the section entitled “Investment Advisory And Other Services — The Portfolio Managers — Altair — Other Accounts” is amended to delete all references to Michael J. Murray and Daniel L. Tzonev. The following information is added to the table on page S-59:

4. Donald J. Sorota	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	258	$4,052,999,995	0	$0

(ii)        The information on page S-67 of the Fund’s Statement of Additional Information under the section entitled “Investment Advisory And Other Services — The Portfolio Managers — Fund Shares Owned by Portfolio Managers” regarding Michael J. Murray is deleted. Donald J. Sorota did not beneficially own securities of the Fund as of December 12, 2014.

Please retain this supplement for future reference.